[UBS Global Asset Management Logo]

                                UBS CASHFUND INC.

              Supplement to the Statement of Additional Information
                               dated July 29, 2003


                                                                   March 1, 2004



Dear Investor,

This is a supplement to the Statement of Additional Information ("SAI") of the above listed fund. As noted in the SAI section captioned "Investment Advisory, Administration and Principal Underwriting Arrangements" beginning on page 16, UBS Global Asset Management (US) Inc. ("UBS Global AM") serves as the sub-advisor and sub-administrator to the fund pursuant to separate sub-advisory and sub-administration contracts between UBS Financial Services Inc. and UBS Global AM. UBS Financial Services Inc. (not the fund) pays UBS Global AM a fee. Prior to March 1, 2004, the aggregate fees to be paid under the contracts were at an annual rate of 20% of the fee paid by the fund to UBS Financial Services Inc. under UBS Financial Services Inc.'s advisory contract with the fund. Effective March 1, 2004, the fee rate will change. As a result, the older contracts will be replaced by new sub-advisory and sub-administration contracts. Under the new agreements, UBS Financial Services Inc. is to pay UBS Global AM an aggregate fee under the contracts at the annual rate of 0.08% of the fund's average daily net assets. This change does not increase any fees paid by the fund's shareholders but rather represents a reallocation between UBS Financial Services Inc. and its affiliate UBS Global AM. If you would like more information regarding the pre-March 1, 2004, fee rates, please see the above referenced SAI section.


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